Exhibit 10.32

Key Executive Life Plan Plus


Number of Participants: 60

Total Initial Death Benefit: $23,500,000

Del Webb Corporation
Key Executive Life Plan PLUS (KELP PLUS)
Split-Dollar Life Insurance Agreement

================================================================================

         THIS AGREEMENT, is made as of the _____ day of______________ l9__, by and between Del Webb Corporation, and its successors and assigns, of Phoenix, Arizona, hereinafter called the Corporation, and_________________

         WHEREAS, ________________________ hereinafter called the Employee, has rendered service to the Corporation, and,

         WHEREAS, the Corporation wishes to provide a death benefit for the Employee and/or the Employee's designee through the Key Executive Life Plan PLUS, and,

         WHEREAS, the Employee agrees to participate in such plan to the extent hereinafter provided,

         NOW THEREFORE, it is mutually agreed that:

Insurance Policies                  1. In  furtherance  of the  purpose  of this
                                    Agreement, life insurance is to be purchased
                                    on  the  life   of__________________________
                                    hereinafter  called  the  Insured,  from Sun
                                    Life  Assurance   Company  of  Canada  under
                                    Policy Number__________ hereinafter called the Policy.

Security 2. As security for the Corporation's interest in the Cash Surrender Value of the Policy, the Employee shall execute, on a form acceptable to the insurance company, a collateral assignment to the Corporation of certain specified rights in the Policy, as set forth in Article 5. Except as provided in Article 5, ownership of the Policy's rights, including but not limited to the right to name the beneficiary, shall rest with the Employee

Premiums 3. All premiums due on the Policy shall be paid by the Corporation. However, the Employee shall reimburse the Corporation each year in an amount that is equal to the value, as determined for federal tax purposes, of the "economic benefit" derived by the Employee from the Policy's life
                                    insurance  protection.   The  Employee  will
                                    receive Compensation in addition to annual salary each year in an amount equal to this reimbursement This additional compensation and reimbursement may be in the form of book entries rather than the actual exchange of cash or checks.

Del Webb Corporation
Key Executive Life Plan PLUS (KELP PLUS)
Split-Dollar Life Insurance Agreement

================================================================================

Termination                         4.   This   Agreement   shall    immediately
                                    terminate for any of the following  reasons:
                                    termination of the Employee's employment for
                                    any reason;  submission of written notice to
                                    terminate by either party to this  Agreement
                                    to the other party; the death of the Insured
                                    and  the  payment  of  any  death   benefits
                                    pursuant  hereto;   or  any  action  by  the
                                    Corporation  which would impair,  reduce, or
                                    defeat  the   Employee's   interest  in  the
                                    Policy. Such action by the Corporation might
                                    include but is not limited to  surrender  or
                                    lapse  of  the  Policy  for   nonpayment  of
                                    premiums.

                                         If this  Agreement  terminates at least
                                    five   years   after   the   date   of  this
                                    Agreement)the Employee shall have the right, exercisable within 90 days, to obtain a release of the Corporation's interest in the Policy by paying to the Corporation its interest in the Policy as determined in
                                    Article  6(2).  Upon receipt of such amount,
                                    the Corporation shall either transfer the Policy to the Employee or transfer such interest to the party designated by the Employee. The Corporation agrees to execute all documents necessary to transfer the Policy to the Employee or his/her assigns. If the Employee does not timely exercise this right, the Corporation may exercise its rights under Article 5.

Corporation's Rights                5.   Under  the  terms  of  the   collateral
                                    assignment  of the Policy,  the  Corporation
                                    shall have the following  rights:  the right
                                    to  receive,   upon   termination   of  this
                                    Agreement,    an   amount   equal   to   the
                                    Corporation's  interest in the Policy's Cash
                                    Surrender Value, as determined in accordance with Articles 6(1) and 6(2); the right to release the collateral assignment; the right to surrender or partially surrender the Policy upon the giving of 14 days advance written notice of the Corporation's exercise of its right to surrender the Policy; and the right to make and receive loans against the Policy to the extent of its interest as defined in Article 6(4).

                                         Any  rights to  Policy  values or death
                                    benefits in excess of the Corporation's interest shall be owned by and payable to, or as designated by, the Employee.

                                         Any    designation    or    change   of
                                    beneficiary   or  change  in   election   of
                                    settlement  options  or  exercise  of policy
                                    rights   shall  be  made   subject  to  this
                                    Agreement  and  the   Corporation's   rights
                                    hereunder.

Del Webb Corporation
Key Executive Life Plan PLUS (KELP PLUS)
Split-Dollar Life Insurance Agreement

================================================================================

                                         Policy rights shall be  exercisable  by
                                    the sole signature of a duly authorized representative of the Corporation.

                                         The Corporation  agrees to refrain from
                                    making loans or partial  surrenders  against
                                    the  Policy  in an amount  greater  than its
                                    interest  under  the  Policy as  defined  in
                                    Article 6(4) The parties agree that Sun Life
                                    Assurance Company of Canada is authorized to
                                    recognize the Corporation's  right to borrow
                                    without   the   insurance    company   being
                                    responsible  for the  calculation of amounts
                                    permitted   to  be   borrowed   and  without
                                    investigation  of the  validity or amount of
                                    the  request by the  Corporation  to borrow.
                                    The  sole  signature  of a  duly  authorized
                                    representative  of the Corporation  shall be
                                    sufficient   for   the   exercise   of   the
                                    Corporation's right to borrow and shall be a full discharge and release to Sun Life Assurance Company of Canada. The Employee shall not have the right to make a loan against the Policy or otherwise have access to cash surrender values unless and until such time as the Employee's employment is terminated or the Corporation's interest in the Policy terminates in accordance with this Agreement.

Corporation's Interest              6. For  purposes  of  Articles  4 and 5, the
                                    amount  receivable by the  Corporation  upon
                                    (1) death of the Insured, (2) termination of this Agreement for reason other than death of the Insured, (3) surrender or partial surrender of the Policy, or (4) exercise of the loan right by the Corporation shall be as follows:

                                         (1) Upon  termination of this Agreement
                                    resulting  from  death of the  Insured,  the
                                    Corporation's  share of the  Policy's  death
                                    benefit  shall  be an  amount  equal  to its
                                    Aggregate   Premiums  paid'  as  defined  in
                                    Article  6(5),  plus  that  portion  of  the
                                    remaining death benefits payable from the Policy, if any, that exceeds the applicable amount set forth on Appendix A determined for the Executive's plan year at the time of death, which Appendix is attached hereto and incorporated herein by this reference.

                                         (2) Upon  termination of this Agreement
                                    for reasons other than the death of the Insured, if such termination occurs within the five-year period following the date of this Agreement, the Corporation's share of the Policy shall be the Cash Surrender Value. For terminations occurring after the five-year period, the Corporation's share of the Policy's Cash Surrender Value shall be an amount equal to its Aggregate Premiums paid; the excess, if any, of the Policy's Cash

Del Webb Corporation
Key Executive Life Plan PLUS (KELP PLUS)
Split-Dollar Life Insurance Agreement

================================================================================

                                    Surrender   Value   shall   accrue   to  the
                                    Employee. After the five-year period, the Employee shall have the options as stated in
                                    Article 4, paragraph 2.

                                         (3) Upon the Corporation's surrender or
                                    partial   surrender   of   the   Policy   in
                                    accordance with Article 5, if such surrender
                                    or  partial   surrender  occurs  within  the
                                    five-year  period following the date of this
                                    Agreement,  the  Corporation's  share of the
                                    Policy shall be the Cash Surrender Value For
                                    surrenders or partial  surrenders  occurring
                                    after    the    five-year    period,     the
                                    Corporation's  share  of the  Policy's  Cash
                                    Surrender Value shall be an amount equal to its Aggregate Premiums paid; the excess, if any, of the Policy's Cash Surrender Value shall be paid to the Employee.

                                         (4)  If  the  Corporation  obtains  any
                                    loans against the Policy,  the amount of the
                                    loans  together  with the  interest  thereon
                                    shall  at  no  time  exceed  the   Aggregate
                                    Premiums paid.

                                         (5) "Aggregate Premiums" shall mean all
                                    premiums paid by the Corporation, including premiums paid for any extra benefit riders or agreements issued under the Policy and shall be reduced by any indebtedness and any accrued unpaid interest incurred by the Corporation on the Policy and the amount of any Policy dividends used to reduce or offset such premiums.

                                         (6) "Cash  Surrender  Value" shall mean
                                    an amount that equals, at any specified time, the cash surrender value provided under the Policy at that time.

                                         Notwithstanding   any  of  the   above,
                                    during  the  five-year  period   immediately
                                    following  the date of this  Agreement,  the
                                    Corporation  shall have the right,  upon the
                                    termination of this  Agreement,  or upon the
                                    surrender or partial surrender of the policy
                                    for reason  other than death of the insured,
                                    to cause to be transferred  all interests in
                                    the policy from the Employee, and to receive
                                    such from the  Employee or former  Employee,
                                    within  a  60  day  period   following  such
                                    termination,  surrender or partial surrender
                                    of the policy. The Employee hereby agrees to
                                    comply   with   such    request   from   the
                                    Corporation to initiate the transfer.

Del Webb Corporation
Key Executive Life Plan PLUS (KELP PLUS)
Split-Dollar Life Insurance Agreement

================================================================================

Application for Additional          7. Should the parties to this Agreement deem
Agreements or Riders                it desirable,  application may be made for a
                                    supplemental  agreement  or rider  providing
                                    for the  waiver  of Policy  premiums  in the
                                    event of the Insured's total disability,  if
                                    such   agreement   or   rider   is   now  or
                                    subsequently  made available by the Insurer.
                                    Any additional premium attributable to such agreement or rider shall be paid by the Corporation. Waived premiums shall not be treated as paid by the Corporation.

Named Fiduciary                     8. For purposes of the  Employee  Retirement
                                    Income Security Act of 1974, the Corporation
                                    is  the   "named   fiduciary"   of  the  Key
                                    Executive  Life  Plan  PLUS for  which  this
                                    Agreement is hereby designated the written plan instrument.

Claims and  Review                  9. At the Insured's  death,  the Corporation
Procedure                           arid the  beneficiary  designated to receive
                                    death  benefits shall execute such forms and
                                    furnish such other  documents or information
                                    as are required to receive payment under the
                                    Policy.  The Corporation  shall also furnish
                                    to Sun Life  Assurance  Company of Canada an
                                    affidavit  specifying  the  amount  of death
                                    benefits   payable  to  the  Corporation  as
                                    defined in Article 6(1).

                                         With  respect  to  claims  against  the
                                    Corporation arising under this Agreement, the following procedure shall be used:

                                         The  claimant  shall  file a claim  for
                                    benefits by  notifying  the  Corporation  in
                                    writing. If the claim is wholly or partially
                                    denied,  the  Corporation  shall  provide  a
                                    written notice within 90 days specifying the
                                    reason for the  denial,  the  provisions  of
                                    this  Agreement on which the denial is based
                                    and   additional   material  or  information
                                    necessary to receive benefits, if any. Also, such written notice shall indicate the steps to be taken if a review of the denial is desired.

                                         If a claim is  denied  and a review  is
                                    desired,   the  claimant  shall  notify  the
                                    Corporation  in writing within 60 days after
                                    receipt  of  written  notice  of a denial of
                                    claim In  requesting a review,  the claimant
                                    may  review  plan  documents  and submit any
                                    written issues and comments he/she feels are
                                    appropriate.   The  Corporation  shall  then
                                    review the claim and provide a written decision within 60 days of receipt of a request for a review. This decision shall state the specific reasons for the decision and shall include references to specific provisions on which the decision is based.

Del Webb Corporation
Key Executive Life Plan PLUS (KELP PLUS)
Split-Dollar Life Insurance Agreement

================================================================================

                                         In no  event  shall  the  Corporation's
                                    liability under this Agreement exceed the amount of the death benefit as provided in Appendix A.

Payment of Death                    10.  In  lieu of the  lump  sum  payable  at
Benefits                            Insured's   death,   the  Employee  may,  in
                                    accordance   with  the   procedures  of  the
                                    insurance company, elect any of the optional
                                    modes of payment  for the death  benefits as
                                    enumerated   in  the  Policy  and  known  as
                                    "settlement  options"  with  respect  to the
                                    portion of the Policy's  death benefits that
                                    become  payable  to the  beneficiary.  If no
                                    such  election is in effect at the Insured's
                                    death, the beneficiary  shall have the right
                                    to  elect  such  settlement   options.   The
                                    Corporation shall have a similar right to elect a settlement option for the benefits attributable to its interest in the Policy.

Amendment Assignment                11. This Agreement may be altered,  amended,
                                    or modified,  including  the addition of any
                                    extra  Policy   provisions,   by  a  written
                                    agreement  signed  by the  parties  to  this
                                    Agreement  In  addition,  either  party  may
                                    assign   his/her   rights,   interests   and
                                    obligations under this Agreement, provided however, that any assignment shall be made subject to the terms of this Agreement

Binding Agreement                   12. This Agreement shall be binding upon the
                                    heirs, administrators, executors, successors and assigns of each party to this Agreement.

Validity 13. In case any provision of this Agreement shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining Parts of this Agreement, but this Agreement shall be construed and enforced as if such illegal or invalid provision had never been inserted in this Agreement.

No Contract of                      14.  The  terms  and   conditions   of  this
Employment                          Agreement  shall not be deemed to constitute
                                    a  contract   of   employment   between  the
                                    Corporation   and   the   Executive.    Such
                                    employment is hereby  acknowledged  to be an
                                    "at will" employment  relationship  that can
                                    be  terminated  at any time for any  reason,
                                    with  or  without  cause,  unless  expressly
                                    provided  in a separate  written  employment
                                    agreement.  Nothing in this Agreement  shall
                                    be deemed to give the Executive the right to
                                    be   retained   in   the   service   of  the
                                    Corporation  or to interfere  with the right
                                    of  the   Corporation   to   discipline   or
                                    discharge the Executive at any time.

Del Webb Corporation
Key Executive Life Plan PLUS (KELP PLUS)
Split-Dollar Life Insurance Agreement

================================================================================

Interpretation                      15. Where  appropriate  in  this  Agreement,
                                    words used in the singular shall include the
                                    plural and words used in the masculine shall
                                    include   the   feminine   and   vice-versa.
                                    Headings and subheadings are for convenience purposes only and have no effect on the construction of the Agreement. The internal laws of the State of Arizona shall govern this Agreement

Entire Agreement                    16. This  Agreement  constitutes  the entire
                                    agreement  between the  parties  hereto with
                                    regard  to  the   subject   matter  of  this
                                    Agreement   and   supersedes   all  previous
                                    negotiations,  agreements and commitments in
                                    respect thereto. No oral explanation or oral
                                    information by either of the parties to this
                                    Agreement   shall   alter  the   meaning  or
                                    interpretation of this Agreement.


         IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first written above.


                                      ------------------------------------
                                      (Employee)

                                      ------------------------------------
                                      (Corporation)

- ---------------------------           ------------------------------------
(Witness)                             (By)


                                      Its:
                                          --------------------------------

Del Webb Corporation
Key Executive Life Plan PLUS (KELP PLUS)
Split-Dollar Collateral Assignment - Equity Method

================================================================================

- ------------------------------                  --------------------------------
Policy Number                                   Insured

The original of this Assignment should be forwarded to the Home Office, to be retained by the Company (hereafter called the Insurer) which is Sun Life Assurance Company of Canada.

The undersigned owner/applicant of the policy to be issued pursuant to application number___________ and dated for insurance on the life of the insured named above authorizes the Issuer to insert the policy number in this Assignment after said policy is issued.

                                                 -------------------------------
                                                 Owner/Applicant

ASSIGNOR________________________________________________________________________
ASSIGNEE:         Del Webb Corporation
                  6001 N. 24th Street
                  Phoenix, AZ 85016

FOR VALUE RECEIVED, the undersigned owner (hereafter called the assignor) assigns, t and sets over [0 the assignee, its successors or assigns, certain rights in the policy numbered above, including any and all supplemental extra benefit riders or agreements issued under said policy, subject to all the terms and conditions of the policy and this Assignment and to all superior liens, if any, which the Insurer or ally prior assignee may have against this policy The assignor by this t and the assignee by acceptance of this Assignment jointly and severally agree 10 the conditions and provisions herein set forth. This Assignment is made and the policy is to be held as collateral security for any and all liabilities of the assignor to the assignee. either now existing or that may hereafter arise between the assignor or any successors or assigns and the assignee in conjunction with a Split-Dollar arrangement with regard to this policy

1.(a)  It is expressly agreed that the assignee shall have the following rights:

         (1) the right to make and receive loans against the policy to the extent of aggregate premiums paid by the assignee;

         (2) the right to release this Assignment to the assignor or his/her assigns;


         (3) the right, upon 14 days advance written notice to the t to surrender or partially surrender the policy and to receive, if such surrender or partial surrender occurs within the five-year period immediately following the date of this Agreement, the cash surrender value of the policy numbered above. if such surrender or partial surrender occurs after the five-year period, the right shall be limited to the cash surrender values (but not in excess of Aggregate Premiums, as defined below, paid by the assignee);

         (4) the right to receive from the death proceeds, arid to elect an income settlement option with respect thereto, an amount equal to the aggregate premiums paid by the assignee until the date Of the insured's death plus any death proceeds paid by the Insurer pursuant to the application numbered above, that exceed the amount payable to the Insured's named beneficiary based on the schedule of Death Benefits attached (see Appendix A).

Del Webb Corporation
Key Executive Life Plan PLUS (KELP PLUS)
Split-Dollar Collateral Assignment - Equity Method

================================================================================

    (b) Assignor shall not have the right to make a loan against the policy or otherwise have access to cash values unless and until such time as the Assignor's employment is terminated or the Assignor's interest in the Policy terminates as modified by paragraph 1(a), all other rights in the policy, including but not limited to the right to designate and change the beneficiary and the right to receive any cash values in excess of aggregate premiums paid by the assignee, are reserved to the assignor and excluded from this Assignment.

    (c) Notwithstanding any other provision of this Assignment or the Split-Dollar Life Insurance Agreement entered into between assignor and assignee, for all purposes, the assignee shall furnish to the insurer an affidavit specifying the amount(s) to be paid, or the rights to be exercised, by each party. Both the assignor and the assignee acknowledge that, between themselves, they are bound by the limitations of the Assignment. The insurer will recognize the signature of the assignee and the insurer is authorized to recognize the assignee's claims to rights granted by this Assignment without investigating the reason for any action taken by the assignee, or the validity or the amount of any liabilities or the existence of any default therein. Payment by the Insurer of the sums set forth in the affidavit shall be a full discharge and release therefor to the Insurer.

         This assignment does not impede or change the insuurer's right under the "Policy Loan" provision to charge interest on any policy loan if interest is not paid under the terms of the policy, the Insurer has the right to add such interest to the unpaid loan from whatever cash value remains regardless of who owns that cash value under the terms of the Assignment.

2. Aggregate premiums paid by the assignee shall include premiums for any extra benefit riders or agreements issued under this policy. "Aggregate Premiums" shall mean all premiums paid by the Corporation, including premiums paid for any extra benefit riders or agreements issued under the Policy and shall be reduced by any indebtedness and any accrued unpaid inerest incurred by the Corporation on the Policy.

3. Any death proceeds in excess of the amount payable to the assignee shall be paid by the Insurer to the bendiciary named under the policy.

4.   All  provisions  of  this   Assignment  are  binding  upon  the  executors,
     administrators, successors or assigns of the assignor.

5 All options and designations in effect as of the date of this Assignment shall remain in effect unless specifically changed by this Assignment or by action taken thereafter consistent with the Assignment.

6 The insurer shall not be responsible for the sufficiency or validity of this Assignment and is not a party to any split-dollar agreement (or any other similar agreernent) between the assignee and the assignor.


Signed at _____________________________   on ___________________________________
              (City and State)                              (Date)


- -------------------------------                ---------------------------------
Witness Signature                              Signature of Owner of Policy

                                       2